UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 15, 2012

KELLOGG COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-4171	38-0710690
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Kellogg Square, Battle Creek, Michigan 49016-3599

(Address of principal executive offices) (Zip Code)

(269) 961-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On February 15, 2012, Kellogg Company, a Delaware corporation, issued a press release announcing that it entered into a definitive agreement to acquire the Pringles® business of The Procter & Gamble Company. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In connection with the entry into the definitive agreement to acquire the Pringles® business, Kellogg Company made available an investor presentation, which is furnished as Exhibit 99.2 hereto. Kellogg Company also held a conference call with analysts and investors on February 15, 2012, a transcript of which is furnished as Exhibit 99.3 hereto.

Item 8.01.	Other Events.

To the extent required, the information included in Item 7.01 of this Form 8-K is hereby incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release issued by Kellogg Company, dated as of February 15, 2012.

99.2	February 15, 2012 Investor Presentation by Kellogg Company.

99.3	Transcript of Webcast held by Kellogg Company on February 15, 2012.

FORWARD-LOOKING STATEMENTS DISCLOSURE

This document contains, or incorporates by reference, “forward-looking statements” with projections concerning, among other things, the acquisition of the Pringles® business, the company’s strategy, and the company’s sales, earnings, margin, operating profit, costs and expenditures, interest expense, tax rate, capital expenditure, dividends, cash flow, debt reduction, share repurchases, costs, brand building, ROIC, working capital, growth, new products, innovation, cost reduction projects and competitive pressures. Forward-looking statements include predictions of future results or activities and may contain the words “expects,” “believes,” “should,” “will,” “anticipates,” “projects,” “estimates,” “implies,” “can” or words or phrases of similar meaning. The company’s actual results or activities may differ materially from these predictions. The company’s future results could also be affected by a variety of factors, including the ability to complete the acquisition of the Pringles® business, impact of competitive conditions; the effectiveness of pricing, advertising and promotional programs; the success of innovation, renovation and new product introductions; the recoverability of the carrying value of goodwill and other intangibles; the success of productivity improvements and business transitions; commodity and energy prices; labor costs; disruptions or inefficiencies in supply chain; the availability of and interest rates on short-term and long-term financing; actual market performance of benefit plan trust investments; the levels of spending on systems initiatives, properties, business opportunities, integration of acquired businesses, and other general and administrative costs; changes in consumer behavior and preferences; the effect of U.S. and foreign economic conditions on items such as interest rates, statutory tax rates, currency conversion and availability; legal and regulatory factors including changes in food safety, advertising and labeling laws and regulations; the ultimate impact of product recalls; business disruption or other losses from war, terrorist acts or political unrest; and other items. Forward-looking statements speak only as of the date they were made, and the company undertakes no obligation to publicly update them.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 15, 2012

KELLOGG COMPANY

By:	/s/ RONALD L. DISSINGER
Name:	Ronald L. Dissinger
Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by Kellogg Company, dated as of February 15, 2012.

99.2	February 15, 2012 Investor Presentation by Kellogg Company.

99.3	Transcript of Webcast held by Kellogg Company on February 15, 2012.